Exhibit 99.1

IFMI ANNOUNCES $13.7 MILLION STRATEGIC INVESTMENT BY

MEAD PARK CAPITAL PARTNERS LLC AND COHEN BROS. FINANCIAL, LLC

Announces Management Transition & Restructuring of Board of Directors

Philadelphia and New York, May 10, 2013 – Institutional Financial Markets, Inc. (NYSE MKT: IFMI) (“IFMI”), a financial services firm specializing in credit-related fixed income investments, today announced that it has entered into definitive agreements with Mead Park Capital Partners LLC (“Mead Park Capital”) and Cohen Bros. Financial, LLC (“Cohen Bros. Financial”), pursuant to which each will make investments in the Company, totaling $13.7 million in the aggregate. Mead Park Capital is a vehicle advised by Mead Park Advisors LLC, a registered investment adviser and a subsidiary of Mead Park Holdings LP (“Mead Park”), and controlled by Jack J. DiMaio, CEO and founder of Mead Park, and Christopher Ricciardi, a partner in Mead Park and former President of IFMI. Cohen Bros. Financial is a limited liability company that is wholly-owned by Daniel G. Cohen, IFMI’s Chairman and Chief Executive Officer. The investment and related actions were unanimously approved by the Company’s Board of Directors (with Mr. Cohen abstaining) following the recommendation of the Board’s Special Committee, which is comprised of three independent directors. The resulting share issuance is subject to stockholder approval and customary closing conditions. Mr. Cohen, Mr. Ricciardi, each member of the Company’s Board of Directors and certain members of management, representing approximately 52% of the shares eligible to vote, have signed voting agreements in support of the transaction.

Under the terms of the definitive agreements, Mead Park Capital and Cohen Bros. Financial will purchase shares of IFMI common stock at $2.00 per share for a combined $5.5 million, and purchase $8.2 million of newly issued 8% convertible senior notes, convertible into 2,749,167 shares of common stock at $3.00 per share. Of the $13.7 million investment, Mead Park Capital is investing $3.9 million to purchase 1,949,167 shares of common stock and $5.8 million in the convertible senior note issuance, and Cohen Bros. Financial is investing $1.6 million to purchase 800,000 shares of common stock and $2.4 million in the convertible senior note issuance. The common stock to be purchased by Mead Park Capital and Cohen Bros. Financial, assuming full conversion of the convertible senior notes into shares of common stock, and considering Mr. Cohen’s convertible IFMI LLC units, represents a pro forma ownership interest in the Company of 17% and 32%, respectively. The invested capital is expected to be deployed in IFMI’s operating businesses and for working capital needs. The Company expects to close the transaction immediately following its Annual Stockholder Meeting, which is expected to be held in July 2013.

“We are very pleased to have Mead Park as a strategic partner in IFMI, and believe that this transaction is indicative of the value of our business as well as improving market conditions,” said Mr. Cohen. “IFMI’s Board of Directors is unanimously supportive of the transaction and believes the resulting increased capital position will help bolster our operations and enable the Company to generate increased returns for its stockholders. I am also delighted to re-invest in IFMI, remaining the Company’s largest investor, as we continue to strengthen our capital markets platform.”

Upon the closing of the transaction, Mr. DiMaio and Mr. Ricciardi will join the Company’s Board of Directors. Mr. DiMaio will be named Chairman, and Mr. Cohen will be named Vice Chairman of the Board. In addition, IFMI’s Board of Directors will be reduced from ten to eight members. Current board members who will be included in IFMI’s proxy statement for its 2013 Annual Stockholder Meeting for election as directors are Mr. Cohen, Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Charles John Haraburda, and Neil Subin. After many years of distinguished service, four current board members will not be included in IFMI’s proxy statement for re-election at the 2013 Annual Stockholder Meeting: Walter T. Beach, Rodney Bennett, Lance Ullom, and Charles W. Wolcott.

Mr. Cohen continued, “We would also like to welcome Jack DiMaio and Chris Ricciardi to our Board of Directors. We believe their combined capital markets experience and relationships will enhance the capabilities of our board and management team. We look forward to their contributions as we continue to assess our challenges and opportunities and structure the Company for long-term success. Further, on behalf of everyone at IFMI, we thank those board members who will not be standing for re-election in 2013 for their commitment and contributions to the Company over their many years of service.”

In addition, Mr. Cohen has decided to transition to President and Chief Executive of IFMI’s European operations and will continue to focus on growing the Company’s European capital markets and asset management operations. The Board’s Nominating and Corporate Governance Committee, along with Mr. Cohen, are currently undertaking a search for a successor to Mr. Cohen as Chief Executive Officer. Until a successor is appointed, Mr. Cohen will remain as IFMI’s CEO.

Mr. Cohen concluded, “Given the many promising opportunities in Europe, I have decided that it would be most beneficial for the Company if I were to focus my energy on IFMI’s operations in the region. This is an exciting time for IFMI and I look forward to continuing to work with IFMI’s talented employees as we build enhanced value for our stockholders.”

Mr. DiMaio said, “We believe that IFMI represents an ideal strategic investment, with strong human capital, infrastructure, and institutional experience on which to grow a first-tier structured products platform. Mead Park and its principals intend to work closely with the IFMI management team to bring access to capital and industry relationships that should create significant leverage for the Company. We think the Mead Park team can have an immediate impact on the platform, especially the structured products origination, structuring, and sales businesses where we have great depth of experience as operators. We look forward to further developing our relationship with IFMI and building additional value for the Company’s stockholders.”

Sandler O’Neill + Partners, L.P. served as financial advisor to the Special Committee of IFMI’s Board of Directors and provided a fairness opinion on the proposed transaction. Cooley LLP served as legal advisor to the Special Committee.

Jack J. DiMaio, Jr. is the CEO and founder of Mead Park. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley as well as a member of the firm’s Management Committee. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC and served as CEO and Managing Partner. Before starting DiMaio Ahmad Capital, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. He was also an Executive Board Member of Credit Suisse Securities (USA), Inc. Prior to that, he was CEO of Alternative Investments at Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989 and after completing its sales and trading program, he joined its credit research group. In 1990, he joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and Department Head in 1996. At the end of 1997, he was appointed Head of Credit Suisse Global Credit Trading. In 2000, he was responsible for the entire Global Credit Products Cluster and named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

Christopher Ricciardi is a founding principal of Mead Park. Prior to joining Mead Park, Mr. Ricciardi held various executive positions including President at IFMI. Prior to joining IFMI, Mr. Ricciardi was a Managing Director and Global Head of Structured Credit Products for Merrill Lynch. Prior to joining Merrill Lynch in April 2003, Mr. Ricciardi was a Managing Director and Head of U.S. Structured Credit Products at Credit Suisse. Mr. Ricciardi began his career at Prudential Securities. Mr. Ricciardi has been a member of the advisory boards of The Robins School of Business (University of Richmond) and the Richmond Council (University of Richmond) since 2007. Mr. Ricciardi joined the board of the LSE Centennial Fund, a charitable organization created for the purpose of supporting and advancing the London School of Economics’ mission of research and teaching excellence in the social sciences, in 2010. He earned a B.A. from the University of Richmond with one term at the London School of Economics and an M.B.A. from the Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

About IFMI

IFMI is a financial services company specializing in credit-related fixed income investments. IFMI was founded in 1999 as an investment firm focused on small-cap banking institutions, but has grown to provide an expanding range of asset management, capital markets, and investment banking solutions to institutional investors and corporations. IFMI’s primary operating segments are Capital Markets and Asset Management. The Capital Markets segment consists of credit-related fixed income sales, trading, and financing as well as new issue placements in corporate and securitized products and advisory services, operating primarily through IFMI’s subsidiaries, C&Co/PrinceRidge Holdings LP and JVB Financial Holdings, LLC in the United States, and Cohen & Company Financial Limited in Europe. The Asset Management segment manages assets through collateralized debt obligations, permanent capital vehicles, and managed accounts. As of March 31, 2013, IFMI managed approximately $6.2 billion in credit-related fixed income assets in a variety of asset classes including U.S. trust preferred securities, European hybrid capital securities, Asian commercial real estate debt, and mortgage- and asset-backed securities. For more information, please visit www.IFMI.com.

About Mead Park

Mead Park Holdings LP, led by Jack DiMaio, specializes in asset management and investment opportunities in the financial services sector including regulatory capital oriented transactions, leveraged credit investments, and positions in financial services businesses. Its principals have extensive experience operating businesses in the financial services sector with an emphasis on fixed income credit products and capital markets activities.

Conference Call

Management will hold a conference call this morning at 10:00 AM EST to discuss the Company’s results for the quarter ending March 31, 2013 and transactions discussed herein. The conference call will also be available via webcast. Interested parties can access the live webcast by clicking the webcast link on the Company’s homepage at www.IFMI.com. Those wishing to listen to the conference call with operator assistance can dial (877) 686-9573 (domestic) or (706) 643-6983 (international), participant pass code 60137846, or request the IFMI earnings call. A recording of the call will be available for two weeks following the call by dialing (800) 585-8367 (domestic) or (404) 537-3406 (international), participant pass code 60137846.

Additional Information about the Investment and Where to Find It

This communication is being made in respect of, among other things, the issuance of common stock and convertible senior notes pursuant to the purchase agreements involving Mead Park Capital and Cohen Bros. Financial, LLC. In connection with such issuance, the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it becomes available. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT (AND OTHER RELEVANT MATERIALS) REGARDING THE ANNUAL MEETING CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AND BEFORE MAKING ANY VOTING DECISION, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Stockholders and investors will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by the Company, without charge, at the SEC’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA, Attn: Investor Relations, (215) 701-9555.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders regarding the issuance of the common stock and convertible senior notes under the purchase agreements. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 7, 2013, and as amended by Amendment No. 1 thereto, which was filed with the SEC on April 30, 2013. Additional information regarding the interests of such individuals in the matters to be considered at the Annual Stockholder Meeting will be included in the proxy statement when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.IFMI.com.

Forward-looking Statements

This communication contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this communication are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in our filings with the SEC, which are available at the SEC’s website at www.sec.gov and our website at www.IFMI.com/sec-filings. Such factors include the following: (a) a decline in general economic conditions or the global financial markets, (b) losses caused by financial or other problems experienced by third parties, (c) losses due to unidentified or unanticipated risks, (d) a lack of liquidity, i.e., ready access to funds for use in our businesses, (e) the ability to attract and retain personnel, (f) litigation and regulatory issues, (g) competitive pressure, (h) an inability to generate incremental income from acquired businesses, (i) unanticipated market closures due to inclement weather or other disasters, (j) satisfaction of closing conditions under the definitive purchase agreements, (k) approval by the Company’s stockholders of the contemplated transactions, and (l) closing of the contemplated transactions. As a result, there can be no assurance that the forward-looking statements included in this communication will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Investors:	Media:
Institutional Financial Markets, Inc.	Joele Frank, Wilkinson Brimmer Katcher
Joseph W. Pooler, Jr., 215-701-8952	James Golden, 212-355-4449
Executive Vice President and	jgolden@joelefrank.com
Chief Financial Officer investorrelations@ifmi.com

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